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Exhibit 99.1

Group Financial Statements
of
Advent Capital (Holdings) PLC
as of and for the two years ended 31 December 2001,
together with related notes and the independent auditor's report thereon

ADVENT CAPITAL (HOLDINGS) PLC

GROUP FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2001

AND REPORT OF INDEPENDENT AUDITOR THEREON

ADVENT CAPITAL (HOLDINGS) PLC

[LITTLEJOHN FRAZER CHARTERED ACCOUNTANTS LETTERHEAD]

AUDITOR'S REPORT TO THE DIRECTORS OF ADVENT CAPITAL (HOLDINGS) PLC

We reported to the shareholders of Advent Capital (Holdings) Plc on 5 July 2002 on the Financial Statements of Advent Capital (Holdings) Plc as follows:

  "INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF ADVENT CAPITAL (HOLDINGS) PLC

          We have audited the Group Financial Statements of Advent Capital (Holdings) PLC on pages 4 to 29 for the year ended 31 December 2001 which comprise the Group Profit and Loss Account, the Group Balance Sheet, the Group Cash Flow Statement, the Company Balance Sheet and the related notes. These Financial Statements have been prepared under the historical cost convention and the accounting policies set out therein.

  RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

          The Directors' responsibilities for preparing the Annual Report and the Financial Statements in accordance with applicable law and United Kingdom Accounting Standards are set out in the Statement of Directors' Responsibilities on page 9.

          Our responsibility is to audit the Financial Statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

          We report to you our opinion as to whether the Financial Statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' Report is not consistent with the Financial Statements, if the Group has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding Directors' remuneration and transactions with the Company and other members of the Group is not disclosed.

          We read other information contained in the Annual Report and consider whether it is consistent with the audited Financial Statements. This other information comprises only the Directors' Report, the Chairman's Statement and the Chief Operation Officer's Report. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the Financial Statements. Our responsibilities do not extend to any other information.

  BASIS OF OPINION

          We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the Financial Statements. It also includes an assessment of the significant estimates and judgments made by the Directors in the preparation of the Financial Statements, and of whether the Accounting Policies are appropriate to the Group's circumstances, consistently applied and adequately disclosed.

          We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the Financial Statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the Financial Statements.

  FUNDAMENTAL UNCERTAINTY

          In forming our opinion, we have considered the adequacy of the disclosures in note 6 to the Financial Statements concerning the uncertainties of the reserves in respect of the terrorist attacks in the United States of America. Our opinion is not qualified in this respect.

  OPINION

          In our opinion the Financial Statements give a true and fair view of the state of affairs of the Company and of the Group as at 31 December 2001 and of the loss of the Group for the year then ended and have been properly prepared in accordance with the Companies Act 1985."

In our opinion at the date of our original Report the Financial Statements presented fairly, in all material respects, the financial position of the Company and of the Group at 31 December 2001 and the results of their operations and cash flows for the year ended 31 December 2001 and have been properly prepared in accordance with the Companies Act of 1985.

Our audit of the financial statements referred to above was conducted in accordance with United Kingdom auditing standards and United States generally accepted auditing standards, and were in conformity with accounting principles generally accepted in the United Kingdom for all periods presented which are different in certain respects from those generally accepted in the United States. These differences are reconciled in Note 33 to the Financial Statements.

/s/  LITTLEJOHN FRAZER

Littlejohn Frazer

Chartered Accountants and Registered Auditors 13 June 2003	1 Park Place Canary Wharf London E14 4HJ

ADVENT CAPITAL (HOLDINGS) PLC

GROUP PROFIT AND LOSS ACCOUNT
GROUP GENERAL BUSINESS TECHNICAL ACCOUNT
Year ended 31 December 2001

	NOTE		2001		2000
			£		£
Gross Written Premiums	1		206,398,914		49,785,342
Outward reinsurance premiums			36,530,452		11,055,179

Net Written Premiums			169,868,462		38,730,163
Charge in the gross provision for unearned premiums			16,152,524		(5,617,778)
Reinsurers' share			(28,451,543)		1,133,550

Earned premiums, net of reinsurance			157,569,443		34,245,935
Allocated investment income	2		7,153,134		1,787,454

Total technical income			164,722,577		36,033,389
Claims paid, net of reinsurance	3	106,090,288		18,729,967
Increase in net outstanding claims provisions	4	108,171,406		7,888,084

Claims Incurred Net of Reinsurance			(214,261,694)		(26,618,051)
Change in other technical provisions			47,547,740		(538,223)
Net operating expenses	5		(44,464,195)		(7,760,495)

Balance Transferred to Non Technical Account	6		(46,455,572)		1,116,620

The Accounting Policies and Notes on pages 9 to 29 form part of these Accounts.

ADVENT CAPITAL (HOLDINGS) PLC

GROUP PROFIT AND LOSS ACCOUNT
GROUP NON TECHNICAL ACCOUNT
Year ended 31 December 2001

	NOTE	2001	2000
		£	£
Balance Transferred from Technical Account		(46,455,572)	1,116,620
Investment Income	7	1,169,030	1,360,030
Other income	8	1,033,286	783,273
Other charges	9	(4,619,134)	(1,710,785)

Profit/(Loss) on Ordinary Activities before Taxation		(48,872,390)	1,549,138
Taxation	13	103,297	558,949

Profit/(Loss) on Ordinary Activities after Taxation	23	(48,975,687)	990,189

There are no recognised gains or losses other than the profit or loss stated above.

The Accounting Policies and Notes on pages 9 to 29 form part of these Accounts.

ADVENT CAPITAL (HOLDINGS) PLC

GROUP BALANCE SHEET
At 31 December 2001

	NOTE	ASSETS AND LIABILITIES AT LLOYD'S	CORPORATE	2001 TOTAL	2000 TOTAL
		£	£	£	£
Assets
Tangible fixed assets	15	—	809,537	809,537	68,524
Intangible fixed assets	16	—	10,875,119	10,875,119	11,689,245
Investments	17	106,090,410	—	106,090,410	68,597,727
Reinsurers' share of technical provisions:
Provision for unearned premiums		13,328,970	—	13,328,970	40,556,587
Provision for outstanding claims		284,819,338	—	284,819,338	171,966,676
Debtors	18	134,107,122	996,151	135,103,273	146,939,270
Cash at bank	19	7,323,707	24,500,531	31,824,238	47,117,295
Overseas Deposits		7,214,686	—	7,214,686	5,970,080
Prepayments and accrued income	20	28,146,049	3,695,313	31,841,362	23,773,384

		581,030,282	40,876,651	621,906,933	516,678,788

Liabilities and Reserves
Called-up share capital	21	—	11,316,081	11,316,081	11,316,081
Share premium account	23	—	28,802,402	28,802,402	28,802,402
Profit and Loss Account	23	(47,438,945)	(3,834,100)	(51,273,045)	(2,297,358)
Other reserves	24	—	(4,308,102)	(4,308,102)	(4,308,102)

Shareholders' funds	25	(47,438,945)	31,976,281	(15,462,664)	343,513,023
Technical Provisions:
Other technical provisions	26	(63,034,574)	—	(63,034,574)	(22,287,019)
Provisions for unearned premiums		105,456,498	—	105,456,498	117,274,352
Provisions for outstanding claims		507,392,039	—	507,392,039	288,694,894
Provision for other charges	27	—	90,472	90,472	218,167
Creditors	28	76,798,244	1,426,718	78,224,962	93,966,591
Accruals and deferred income		8,704,224	535,976	9,240,200	5,298,780

		587,877,486	34,029,447	621,906,933	516,678,788

Approved by the Board on 5 July 2002.

/s/  B F CAUDLE
 B F Caudle
Director

/s/  K D THOMPSON
 K D Thompson
Director

The Accounting Policies and Notes on pages 9 to 29 form part of these Accounts.

ADVENT CAPITAL (HOLDINGS) PLC

COMPANY BALANCE SHEET
At 31 December 2001

	NOTE		2001		2000
			£		£
Fixed Assets
Tangible fixed assets	15		592,160		—
Investment in group undertakings	29		14,405,991		7,832,241
Current Assets
Debtors	18	6,224,274		18,932,330
Cash at bank and in hand	19	13,593,578		13,715,419

		19,817,852		32,647,749
Creditors: amounts due within one year	28	1,195,923		590,380

Net Current Assets			18,621,929		32,057,369

Total Assets less Current Liabilities			33,620,080		39,889,610
Provisions for Other Liabilities and Charges	27		43,542,907		—

Net Assets/(Liabilities)			(9,922,827)		39,889,610

Capital and Reserves
Called-up share capital	21		11,316,081		11,316,081
Share premium account	23		27,553,146		27,553,146
Profit and Loss Account	23		(48,792,054)		1,020,383

Shareholders' funds	25		(9,922,827)		39,889,610

Approved by the Board on 5 July 2002.

/s/  B F CAUDLE
 B F Caudle
Director

/s/  K D THOMPSON
 K D Thompson
Director

The Accounting Policies and Notes on pages 9 to 29 form part of these Accounts.

ADVENT CAPITAL (HOLDINGS) PLC

GROUP CASHFLOW STATEMENT
Year ended 31 December 2001

	NOTE		2001		2000
			£		£
Net Cash Inflow from Operating Activities	30		23,813,372		14,460,568
Return on Investments and Servicing of Finance
Interest received			1,169,030		1,359,788
Taxation
Corporation Tax paid			(500,597)		(1,191,828)
Investing Activities
Additions to tangible fixed assets		(992,381)		(14,083)
Disposal of tangible fixed assets		5,100		—
Additions to intangible fixed assets		(50,292)		(16,409)
Cash acquired on acquisition of subsidiaries		—		12,812,577
Acquisition expenses paid		—		(315,222)

Net Cash (Outflow)/Inflow from Investings Activities			(1,037,573)		12,466,863
Net movement in syndicates' portfolio Investments			(37,492,683)		(2,983,337)

(Decrease)/Increase in net funds in the Year	31, 32		(14,048,451)		24,112,054

The Accounting Policies and Notes on pages 9 to 29 form part of these Accounts.

ADVENT CAPITAL (HOLDINGS) PLC

STATEMENT OF DIRECTORS' RESPONSIBILITIES AND ACCOUNTING POLICIES

STATEMENT OF DIRECTORS' RESPONSIBILITIES

        Company law requires the Directors to prepare Accounts for each financial year which give a true and fair view of the state of affairs of the Company and the Group and of the profit or loss of the Group for that period. In preparing those Accounts the Directors are required to:

  •
  select suitable Accounting Policies and then apply them consistently;

  •
  make judgements and estimates that are reasonable and prudent;

  •
  state whether applicable Accounting Standards have been followed, subject to any material departures disclosed and explained the Accounts;

  •
  prepare the Accounts on the going concern basis unless it is inappropriate to presume that the Company will continue in business.

        The Directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and the Group and to enable them to ensure that the Accounts comply with the Companies Act of 1985. They are also responsible for safeguarding the assets of the Company and the Group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities. The Directors confirm that suitable accounting policies, consistently applied and supported by reasonable and prudent estimates, have been used in the preparation of the financial statements and that applicable accounting standards have been followed.

ACCOUNTING POLICIES

BASIS OF PRESENTATION

        The Group Accounts have been prepared in accordance with the provisions of Section 255A of, and Schedule 9A to, the Companies Act 1985, and with the Statement of Recommended Practice on Accounting for Insurance Business Issued by the Association of British Insurers ("the ABI SORP") dated December 1998. The balance sheet of the holding company has been prepared in accordance with Section 226 of, and Schedule 4 to, the Companies Act 1985.

        The Group participates in insurance business as an underwriting member at Lloyd's. The assets and liabilities arising as a result of the underwriting activities are held under various Lloyd's trust deeds and are shown separately on the Balance Sheet as "Assets and Liabilities at Lloyd's".

        The Group's share of the technical results of syndicates are presented in this report on an annual accounting basis under which insurance profits or losses are recognised as they are earned instead of at the point of release of the underwriting profit or loss on closure of each Lloyd's year of account, normally, after three years. The profit commission from the Group's managing agency business is also recognised on this basis.

        The Group Accounts have been prepared in accordance with applicable Financial Reporting Standards.

BASIS OF CONSOLIDATION

        The Group Accounts incorporate the assets, liabilities and results of the Company and its subsidiary and quasi subsidiary undertakings drawn up to 31 December each year.

        Merger accounting principles are applied to those subsidiaries where the transaction meets the requirements of the Companies Act 1985 and conforms to current accounting practice. The results and cash flows of the merging entities are brought into the accounts from the beginning of the financial year in which the merger or group reorganisation occurred, adjusted so as to achieve uniformity of accounting policies. Corresponding figures are restated by including the results for the merging entities for the previous period and their balance sheets for the previous balance sheet date, adjusted as necessary to achieve uniformity of accounting policies.

BASIS OF ACCOUNTING

GENERAL INSURANCE BUSINESS

        The results for general insurance business written are determined on an annual basis whereby the incurred cost of claims, commission and related expenses are charged against the earned proportion of premiums, net of reinsurance as follows:

            (i)  Premiums written relate to business incepted during the year, together with any differences between booked premiums for prior years and those previously accrued, and include estimates of premiums due but not yet receivable or notified to the company, less an allowance for cancellations.

           (ii)  Unearned premiums represent the proportion of premiums written that relate to unexpired terms of policies in force at the balance sheet date, calculated on a time apportionment basis.

          (iii)  Acquisition costs, which represent commission and other related expenses, are deferred over the period in which the related premiums are earned.

          (iv)  Reinsurance premium costs are deferred over the period in which the premiums relating to business written are earned.

           (v)  Claims incurred comprise claims and related expenses paid in the year and changes in the provisions for outstanding claims, including provisions for claims incurred but not reported and related expenses, together with any other adjustments to claims from previous years. Where applicable, deductions are made for salvage and other recoveries.

          (vi)  Claims outstanding represent the ultimate cost of settling all claims (including direct and indirect claims settlement costs) arising from events which have occurred up to the balance sheet date, including provision for claims incurred but not yet reported, less any amounts paid in respect of those claims. Claims outstanding are reduced by anticipated salvage and other recoveries.

         (vii)  Provisions for claims incurred but not reported are calculated based on the latest loss information available at the time of making such calculation. The estimated cost of claims which may have been incurred but not reported is established by the Underwriter exercising his judgement aided by statistical projections based on the history of past claims settlements and by reference to case by case review of notified losses.

        The calculation includes estimates for known outstanding claims, claims which may have been incurred but not reported and potential reinsurance recoveries. The uncertainties that are inherent in the process of estimating are such that in the normal course events, unforeseen or unexpected future developments may cause the ultimate cost of settling the outstanding liabilities to differ from that presently estimated.

        Credit is taken for any reinsurance recoveries that are presently estimated to be recoverable. No credit is taken for investment earnings that may be expected to arise in the future on the funds representing the provision for outstanding claims.

SYNDICATE CLOSED YEARS OF ACCOUNT AND REINSURANCE TO CLOSE

        At the end of its third year, an underwriting year of account is normally closed by reinsurance into the following year of account. The amount of the reinsurance to close premium payable is determined by the managing agent, generally by estimating the cost of claims notified but not settled at 31 December, together with the estimated cost of claims incurred but not reported at that date, and an estimate of future claims handling costs. Any subsequent variation in the ultimate liabilities of the closed year of account is borne by the underwriting year into which it is reinsured. Only when a year of account is closed are funds released to the Group from the various trust deeds under which they are held.

        The payment of a reinsurance to close premium does not eliminate the liability of the closed year for outstanding claims. If the reinsuring syndicate was unable to meet its obligations, and the other elements of Lloyd's chain of security were to fail, then the closed underwriting account would have to settle outstanding claims.

        The Directors consider that the likelihood of such a failure of the reinsurance to close is extremely remote, and consequently the reinsurance to close has been deemed to settle liabilities outstanding at the closure of an underwriting account. The Group adjusts its provision for outstanding claims at 36 months for a year of account to equal its share of the syndicate reinsurance to close, and no further provision is made for any potential variation in the ultimate liability of that year of account.

        The portfolio premiums payable and receivable by the Group arising from the syndicate reinsurance to close are offset and the difference, representing the increase or decrease in the Group's capacity on the syndicate, is shown in the technical account as gross premiums written or reinsurance premiums payable.

RUN OFF YEARS AND ESTIMATED LIABILITIES

        Where an underwriting year of account is not closed at the end of the third year (a "run-off" year of account) a provision is made for the estimated cost of all known and unknown outstanding liabilities for that year. The provision is determined initially by the managing agent on a similar basis to the reinsurance to close. However, any subsequent variation in the ultimate liabilities for that year remains with the corporate member participating therein. As a result any run-off year will continue to report movements in its results after the third year until such time as it secures a reinsurance to close.

INVESTMENTS AND ALLOCATED INVESTMENT INCOME

        In accordance with Lloyd's current accounting practice, investments are stated at market value, including accrued interest at the Balance Sheet date. Investment income is included in the General Business Technical Account reflecting the net return earned on the investment portfolio held by the Syndicates. The allocated investment income therefore comprises income received and investment profits and losses, net of investment expenses and charges arising in the calendar year including appreciation/depreciation and accrued interest consequent upon the revaluation of investments at 31 December. All gains and losses on investments are treated as realised at the Balance Sheet date.

PROFIT COMMISSION RECEIVABLE

        The Group accounts for profit commission receivable by its managing agency business on an annual basis consistent with the recognition of insurance underwriting profits of the syndicate to which it relates. Profit commission receivable is included within Other Income in the non technical Group Profit & Loss Account.

BASIS OF CURRENCY TRANSLATION

        The Syndicates maintain separate funds in sterling, euros and United States and Canadian dollars. All assets and liabilities expressed in euros and United States and Canadian dollars are translated into sterling at the rates of exchange ruling at the Balance Sheet date. United States and Canadian dollar and euro transactions are translated at the average rate of exchange during the year. Foreign exchange differences are reported in operating expenses in the technical account. Transactions during the year in other overseas currencies are expressed in sterling at the rates ruling at the transaction date.

DEBTORS/CREDITORS ARISING FROM INSURANCE/REINSURANCE OPERATIONS

        The amounts shown in notes 18 and 28 include the totals of all the syndicates' outstanding debit and credit transactions as processed by the Lloyd's Policy Signing Office; no account has been taken of any offsets which may be applicable in calculating the net amounts due between the syndicates and their counterparty insureds, reinsurers or intermediaries as appropriate.

TANGIBLE FIXED ASSETS

        Depreciation is provided on all tangible fixed assets in order to write down their cost or valuation to their estimated residual value by equal instalments over the periods of their estimated useful economic lives, which are considered to be:

Leasehold improvements	3.5 years
Furniture, fittings and equipment	3.5 to 8 years
Computer equipment	3 years

        Motor vehicles are acquired under finance leases and accounted for in accordance with the policy stated below.

INTANGIBLE FIXED ASSETS

        Costs incurred by the Group in the Corporation of Lloyd's auctions in order to acquire rights to participate on Syndicates' underwriting years are included within intangible fixed assets and amortised over a fifteen year period from the start of the underwriting year of account for which costs are incurred.

        Goodwill arising on consolidation is capitalized in the balance sheet and amortised through the profit and loss account over its useful economic life of fifteen years on a straight line basis.

DEFERRED TAXATION

        Deferred Taxation is provided at anticipated tax rates on differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the Accounts. Provision is made to the extent that it is likely that the liability will crystallise in the foreseeable future.

LEASING TRANSACTIONS

        Assets acquired under finance leases are capitalized and the corresponding liability to the leasing company is included in obligations under finance leases. Depreciation on leased assets is charged to the profit and loss account at rates calculated to write off the capitalized value over the asset over the shorter of its expected useful life and the term of the lease. Leasing payments are treated as consisting of capital and finance charge elements and the finance charge is charged to the profit and loss account during the lease term on a straight line basis. All other leases are operating leases and rentals payable are written off to the profit and loss account as incurred.

GROUP CASH FLOW STATEMENT

        The Group cash flow statement incorporates cash flows within the syndicates' premium trust funds at syndicate level. However, the Group is unable to readily determine the cash flows arising from the Syndicates managed portfolio of investments. Consequently the movement in the Group's share of the portfolio of investments is stated as a net figure.

NOTES TO THE ACCOUNTS

1. SEGMENTAL ANALYSIS

	GROSS PREMIUMS WRITTEN		GROSS PREMIUMS EARNED
CLASS OF BUSINESS
	2001	2000	2001	2000
	£	£	£	£
Direct insurance
Fire and other damage to property	39,944,371	4,547,264	48,478,881	4,034,151
Marine, Aviation and Transport	22,336,742	—	32,870,784	—
Third party liability	13,424,339	2,042,996	17,708,496	1,812,465
Credit and Surety	4,005,562	—	9,162,627	—
Other	8,933,902	1,446,643	13,319,458	1,283,403

	88,644,916	8,036,903	121,540,246	7,130,019
Reinsurance acceptances	117,753,998	41,748,439	101,011,192	37,037,545

	206,398,914	49,785,342	222,551,438	44,167,564

	GROSS CLAIMS INCURRED AND CHANGES IN OTHER TECHNICAL PROVISIONS		REINSURANCE BALANCE
	2001	2000	2001	2000
	£	£	£	£
Direct insurance
Fire and other damage to property	73,765,993	3,048,856	20,712,734	(154,894)
Marine, Aviation and Transport	64,234,354	—	36,443,280	—
Third party liability	49,848,215	1,281,319	36,423,136	(91,392)
Credit and Surety	15,529,629	—	4,938,079	—
Other	16,499,179	883,177	3,333,827	(70,660)

	219,877,370	5,213,352	101,851,056	(316,946)
Reinsurance acceptances	230,561,422	30,823,352	116,891,787	(724,253)

	450,438,792	36,036,704	218,742,843	(1,041,199)

	GROSS & NET OPERATING EXPENSES
	2001	2000
	£	£
Direct insurance
Fire and other damage to property	12,524,899	708,823
Marine, Aviation and Transport	5,748,362	—
Third party liability	3,002,472	318,460
Credit and Surety	2,351,464	—
Other	2,912,281	225,502

	26,539,478	1,252,785
Reinsurance acceptances	17,924,717	6,507,710

	44,464,195	7,760,495

        The reinsurance balance represents the credit/(charge) to the technical account from the aggregate of all items relating to reinsurance outwards.

        Gross and net operating expenses have been allocated to classes of business in relation to earned premiums.

        All premiums are written in the United Kingdom.

2. ALLOCATED INVESTMENT INCOME

	2001	2000
	£	£
Investment income	6,420,102	1,627,784
Realised gains on investments	874,550	220,216
Investment expenses and charges	(141,518)	(60,546)

	7,153,134	1,787,454

3. CLAIMS PAID

Gross amount	191,301,816	30,245,205
Reinsurers' share	(85,211,528)	(11,515,238)

	106,090,288	18,729,967

4. CHANGE IN THE PROVISION FOR CLAIMS

Gross amount	306,684,716	5,253,275
Reinsurers' share	(198,513,310)	2,634,809

	108,171,406	7,888,084

5. GROSS AND NET OPERATING EXPENSES

Acquisition costs	32,935,161	7,829,028
Change in deferred acquisition costs	2,492,686	(1,584,154)
Administrative expenses	9,925,965	1,482,599
(Profit) / Loss on exchange	(889,617)	33,022

	44,464,195	7,760,495

6. BALANCE ON TECHNICAL ACCOUNT

        Under the annual basis of accounting the Group's share of the syndicates' technical accounts by years of account has been accounted for as follows:

		YEAR ENDED 31 DECEMBER
	TOTAL	2001	2000	1999	1998
	£	£	£	£	£
SYNDICATE 780—NON MARINE UNDERWRITING YEAR OF ACCOUNT
2001—open	(17,196,127)	(17,196,127)	—	—	—
2000—open	(2,747,919)	(4,146,919)	1,399,000	—	—
1999—closed	(3,092,518)	2,970,244	(3,723,494)	(2,339,268)	—
1998—closed	336,535	—	3,441,114	(3,228,797)	124,218

Balance on technical account		(18,372,802)	1,116,620

SYNDICATE 2—MARINE UNDERWRITING YEAR OF ACCOUNT
2001—open	(14,903,432)	(14,903,432)	—	—	—
2000—open	(11,573,163)	(8,770,224)	(2,802,939)	—	—
1999—closed	(6,240,732)	(1,090,149)	515,408	(5,665,991)	—
1998—closed	(786,352)	—	4,466,219	43,878	(5,296,449)

Balance on technical account		(24,763,805)	2,178,688

SYNDICATE 271—AVIATION UNDERWRITING YEAR OF ACCOUNT
2000—open	(57,027,950)	(33,316,127)	(23,711,823)	—	—
1999—open	(13,513,649)	(9,864,669)	(434,269)	(3,214,711)	—
1998—open	(2,454,289)	(3,600,755)	38,952	488,017	619,497

Balance on technical account		(46,781,551)	(24,107,140)

SYNDICATE 506—NON-MARINE UNDERWRITING YEAR OF ACCOUNT
2001—open	(12,882,733)	(12,882,733)	—	—	—
2000—open	(15,378,082)	(13,955,195)	(1,422,887)	—	—
1999—open	(13,500,673)	(8,277,880)	(163,033)	(5,059,760)	—
1998—closed	(3,266,366)	—	1,423,241	(153,597)	(4,535,877)

Balance on technical account		(35,115,808)	(162,679)

All Syndicates Balance on Technical Account		(125,033,966)	(20,974,511)
1998 distribution adjustment		15,078	—
Underwriting indemnity		78,563,316	—
Pre-acquisition losses		—	22,091,131

Total Balance on Technical Account		(46,455,572)	1,116,620

        The figures above exclude profit commission and agency fees payable to the Group's managing agency.

        The Group has an indemnity from the previous ultimate parent company of its subsidiary Heraldglen Limited in respect of certain underwriting results of the 1998, 1999 and 2000 years of account of Syndicates 2, 271 and 506. The recovery above is included within the change in other technical provisions in the Technical Account.

LOSSES RELATING TO 11 SEPTEMBER 2001 TERRORIST ATTACKS IN THE UNITED STATES OF AMERICA

        As a result of the terrorist attack on 11 September 2001 the world insurance market is faced with unprecedented losses across a wide range of business underwritten. Many Lloyd's syndicates, including syndicates managed and supported by the Group, will have material exposure to claims arising from this event. These claims will fall mainly on the 2001 underwriting year but significant levels of claims may also impact the 2000 underwriting year.

        The loss provisions established by the Directors for the 2000 and 2001 underwriting years are based upon the estimate of losses as calculated by the management of the Syndicates together with other market information currently available to the Directors. The size and nature of the 11 September 2001 claims, the legal uncertainties that arise and the ability of Syndicates to collect amounts that may become due from reinsurers all increase the level of uncertainty of the total provision for outstanding claims that is necessary. As a result the losses currently estimated by the Directors have a greater degree of uncertainty than usual and may prove to be materially different to the eventual cost of these claims.

7. INVESTMENT INCOME

	2001	2000
	£	£
Bank interest receivable	1,169,030	1,360,030

8. OTHER INCOME

Other income attributable to the Group's managing agency business:
Agency fees	734,789	373,256
Profit commission	—	191,153
Recharges to Syndicates	277,149	218,864
Other	21,348	—

	1,033,286	783,273

9. OTHER CHARGES

Included within Other Charges are:
Amortisation of syndicate capacity costs	207,186	140,484
Amortisation of goodwill	657,232	82,829
Depreciation of tangible fixed assets	233,617	25,792
Loss on disposal of fixed assets	22,651	—
Auditors' remuneration: —audit	36,000	32,500
—other	26,500	85,882
Directors' emoluments	475,832	446,236

10. DIRECTORS' EMOLUMENTS

	2001	2000
	£	£
Aggregate emoluments (excluding bonus payments)	634,922	553,627
Fees	40,000	30,000
Contributions to money purchase pension schemes	45,385	70,898

	720,307	654,525
Recharged to group syndicates (excluding Group's share)	(244,475)	(208,289)

Borne by the Group	475,832	446,236

        The Group Managing Agents account for profit commission and bonuses payable therefrom in the year in which the underwriting year to which they relate closes. Therefore, the actual bonuses due to directors are only formally approved at the end of the third year of the underwriting year of account to which they relate.

        Profit commission bonuses are accrued on an annual basis by the Group and are excluded from the figures above.

        Profit commission bonuses payable to Directors of Advent Capital (Holdings) PLC at 31 December 2001 in respect of the 1999 underwriting year of account are £ nil (2000—£ nil, 1998 underwriting year of account).

Highest Paid Director

	2001	2000
	£	£
Emoluments (including benefits in kind)	328,068	327,231
Contributions to money purchase pension schemes	—	27,032

	328,068	345,263
Recharged to group Syndicates (excluding Group's share)	(134,708)	(126,214)

Borne by the Group	193,360	228,049

11. STAFF COSTS

        Including Directors and bonuses payable from profit commission accrued on an annual accounting basis.

Wages and salaries	5,659,832	1,827,694
Social security costs	608,574	353,322
Other pension costs	1,235,607	254,763

	7,504,013	2,435,779
Recharged to group syndicates (excluding Group's share)	(3,432,133)	(889,730)

Borne by the Group	4,071,880	1,546,049

The average number of persons, including executive directors, employed by the Group during the year was:
Management	3	3
Finance	9	2
Underwriting	21	10
Claims and Reinsurance	15	3
Compliance	3	2
IT	3	2
Administration	4	1

	58	23

12. DEFINED BENEFIT PENSION SCHEMES

        Two of the Group's quasi subsidiaries (see note 29) operate defined benefit pension schemes details of which are as follows:

(a)
B F Caudle Agencies Limited Staff Pension Scheme

        This is a defined benefits scheme under which benefits are based on final salary at retirement. The scheme uses a projected unit funding method. However, the scheme is part of the Lloyd's Superannuation Fund, a multi-employer scheme, and it has not been possible to readily identify its share of the underlying scheme assets and liabilities as at 31 December 2001.

        The latest independent actuarial valuation of the fund for which results are available was carried out at 31 March 2001. The main actuarial assumptions were as follows:

Price inflation	2.3% p.a.
Investment return on existing assets:
Pre-retirement	5.6% p.a.
Post-retirement	5.2% p.a.
Investment return on new contributions:
Pre-retirement	6.1% p.a.
Post-retirement	5.4% p.a.
Pay escalation	4.1% p.a.
Increases to pensions during deferment	2.3% p.a.

        The market value of the scheme assets amounted to £1,463,000 and these assets exceeded by £100,000 the accrued liabilities of active members at the date of valuation. The assets of the scheme are held in Trustees' administered funds which are financially separate from the group.

        Contributions payable to the scheme in the year ended 31 December 2001 were £102,077 (31 December 2000: £97,952) before recharges to group managed syndicates.

        On 27 February 2002 notice was given to cease making contributions to the scheme with effect from the next scheme anniversary, 1 June 2002.

(b)
Kingsmead Underwriting Agency Limited Defined Benefit Pension Scheme

        This is funded by the payment of contributions to a separately administered trust fund. Following the reorganisation of the group the scheme was closed to new members and all employees who were members of the scheme became deferred members with effect from 31 December 2001.

        The pension cost is determined with the advice of independent qualified actuaries on the basis of triennial valuations using the projected unit funding method. The results of the most recent actuarial valuation, undertaken as at 1 January 2002, were as follows:

        Main assumptions:

Rate of inflation	4.0% p.a.
Effective rate of return on gilts	8.0% p.a.
Effective rate of return on equities	9.0% p.a.
Limited Price Indexation increases to pensions in payment	3.5% p.a.
Market value of Scheme Assets (excluding AVCs)	£21,319,000
Level of funding, being the actuarial value of assets expressed as a percentage of the benefits accrued to members, after allowing for future salary increases	82%

        The pension cost is determined by adding to the regular cost the variation in cost which is calculated to be required in order to eliminate the deficiency over fifteen years, the average expected remaining service lives of the scheme members. Contributions were being made at a higher rate designed to eliminate the deficit over a shorter timescale and to comply with the Minimum Funding Requirement ("MFR") prescribed under the Pensions Act 1995, which was introduced for all pension fund valuations after 6 April 1997. This has given an agreed contribution rate of £772,193 (before recharges to group managed syndicates) for 2002.

        Under Financial Reporting Standard Number 17 (Retirement Benefits) we are required to disclose the following additional information.

        Main financial assumptions:

Inflation assumption	2.75%
Rate of increase in salaries	N/A
Rate of increase for pensions in payment	5.0%
Rate of increase for deferred pensions	2.75%
Rate used to discount scheme liabilities	6.0%

        Fair value of scheme assets at 31 December 2001 and expected return in 2002:

	2001	2002 RETURN
	£
Return
Equities	15,889,000	7.5%
Bonds	2,878,000	5.25%
Cash	2,552,000	4.0%

	21,319,000

Present value of scheme liabilities	24,659,000

Deficit	3,340,000

13. TAXATION

	2001	2000
	£	£
Corporation Tax at 30%	78,943	627,340
Deferred Taxation at 30%	20,000	—

	98,943	627,340
Adjustment to prior year:
Corporation Tax	4,354	(68,391)

	103,297	558,949

14. PROFIT ATTRIBUTABLE TO MEMBERS OF PARENT COMPANY

        As permitted by section 230 of the Companies Act 1985, the Parent Company's profit and loss account has not been included in the Group Accounts.

        The retained loss dealt with in the Accounts of the Parent Company was £49,812,437 (2000 Profit £406,286).

15. TANGIBLE FIXED ASSETS

	MOTOR VEHICLES	LEASEHOLD IMPROVEMENTS	FURNITURE, FITTINGS AND EQUIPMENT	COMPUTER EQUIPMENT	TOTAL
	£	£	£	£	£
Group Cost
At 1 January 2001	44,568	1,348	43,784	55,031	144,731
Additions	—	293,626	507,134	191,621	992,381
Disposals	(44,568)	(1,348)	(36,970)	(38)	(82,924)

At 31 December 2001	—	293,626	513,948	246,614	1,054,188

Depreciation
At 1 January 2001	21,118	1,338	28,496	25,255	76,207
Charges for the year	3,977	48,937	88,520	82,183	223,617
Disposals	(25,095)	(1,338)	(28,740)	—	(55,173)

At 31 December 2001	—	48,937	88,276	107,438	244,651

Net Book Value

At 31 December 2001	—	244,689	425,672	139,176	809,537

At 31 December 2000	23,450	10	15,288	29,776	68,524

Company Cost
At 1 January 2001	—	—	—	—	—
Additions	—	258,602	451,990	—	710,592

At 31 December 2001	—	258,602	451,990	—	710,592

Depreciation
At 1 January 2001	—	—	—	—	—
Charges for the year	—	43,100	75,332	—	118,432

At 31 December 2001	—	43,100	75,332	—	118,432

Net Book Value

At 31 December 2001	—	215,502	376,658	—	592,160

At 31 December 2000	—	—	—	—	—

16. INTANGIBLE FIXED ASSETS

	GOODWILL ON ACQUISITION	AUCTION CAPACITY	TOTAL
	£	£	£
Cost
At 1 January 2001	9,858,478	2,142,354	12,000,832
Additions	—	50,292	50,292

At 31 December 2001	9,858,478	2,192,646	12,051,124

Amortisation
At 1 January 2001	82,829	228,758	311,587
Charge for the year	657,232	207,186	864,418

At 31 December 2001	740,061	435,944	1,176,005

Net Book Value

At 31 December 2001	9,118,417	1,756,702	10,875,119

At 31 December 2000	9,775,649	1,913,596	11,689,245

17. INVESTMENTS

	ASSETS AND LIABILITIES AT LLOYD'S	CORPORATE	2001 TOTAL	2000 TOTAL
	£	£	£	£
Group Market Value
Shares and other variable yield securities	—	—	—	91,874
Debt securities & other fixed income securities	101,434,886	—	101,434,886	59,783,846
Deposits with credit institutions	4,593,256	—	4,593,256	4,096,365
Deposits with cedants	62,268	—	62,268	4,625,642

	106,090,410	—	106,090,410	68,597,727

Cost
Shares and other variable yield securities	—	—	—	113,213
Debt securities and other fixed income securities	99,535,706	—	99,535,706	58,663,374
Deposits with credit institutions	4,593,256	—	4,593,256	4,096,365
Deposits with cedants	62,269	—	62,269	4,625,642

	104,191,231	—	104,191,231	67,498,594

18. DEBTORS

Group
Arising out of direct insurance operations:
Intermediaries	1,533,749	—	1,533,749	2,593,274
Arising out of reinsurance operations	125,292,161	—	125,292,161	121,860,862
Portfolio premium receivable	5,347,750	—	5,347,750	9,323,264
Other	1,933,462	996,151	2,929,613	13,161,870

	134,107,122	996,151	135,103,273	146,939,270

Company
Amounts owned by Group Undertakings			5,710,808	11,743,738
Other debtors			513,466	7,188,592

			6,224,274	18,932,330

19. CASH AT BANK AND IN HAND

	ASSETS AND LIABILITIES AT LLOYD'S	CORPORATE	2001 TOTAL	2000 TOTAL
	£	£	£	£
Group
Other funds held by Lloyd's	—	168,155	168,155	158,570
Cash at bank and in hand	7,323,707	24,332,376	31,656,083	46,958,725

	7,323,707	24,500,531	31,824,238	47,117,295

Company
Cash at bank and in hand			13,593,578	13,715,419

			13,593,578	13,715,419

        Included within Group cash at bank and in hand is £21,244,558 (2000—£21,244,558) which is subject to a fixed charge in favour of the Group's bankers. This charge is in respect of a guarantee of the same amount given to Lloyd's by the Group's bankers to support the Group's underwriting at Lloyd's.

        Included within the Company's cash at bank and in hand is £12,994,558 (2000—£12,994,558) which is subject to a fixed charge in favour of the Group's bankers. This charge is in respect of a guarantee of the same amount given to Lloyd's by the Group's bankers to support the Group's underwriting at Lloyd's.

        The remainder of the Company's cash at bank and in hand and other assets are subject to a fixed and floating charge in favour of the Group's bankers. This charge is in respect of a guarantee for the amount of £11,439,378 given to Lloyd's by the Group's bankers to support the Group's underwriting at Lloyd's.

        These guarantees can be called upon by Lloyd's to settle any claims arising from the Group's underwriting at Lloyd's. Lloyd's is unlikely to release the bank from its guarantees without the guarantees being replaced by an equivalent asset or after the expiration of the Group's liabilities in respect of its underwriting.

        The Lloyd's deposit represents monies deposited with the Corporation of Lloyd's (Lloyd's) to support the Group's underwriting activities. The Group previously entered into a Lloyd's deposit trust deed which gave Lloyd's the right to apply these monies in settlement of any claims arising from the Group's underwriting at Lloyd's.

20. PREPAYMENTS AND ACCRUED INCOME

	ASSETS AND LIABILITIES AT LLOYD'S	CORPORATE	2001 TOTAL	2000 TOTAL
	£	£	£	£
Group
Accrued income	—	29,501	29,501	38,320
Deferred acquisition costs	17,004,920	—	17,004,920	19,063,679
Prepaid expenses	11,141,129	3,665,812	14,806,941	4,671,385

	28,146,049	3,695,313	31,841,362	23,773,384

21. CALLED-UP SHARE CAPITAL

	AUTHORISED		ALLOTTED, CALLED-UP AND FULLY PAID
	2001	2000	2001	2000
	£	£	£	£
New Ordinary shares of 25p each	13,112,227	13,112,227	11,316,081	11,316,081

22. POST BALANCE SHEET EVENT

        On 5 July 2002 the Company issued a prospectus for an Open Offer and Placing of 60,058,737 New Ordinary Shares at an issue price of 50 pence per share. The Company has received commitments from certain shareholders that they will subscribe for a minimum of 50 million shares and for all the shares not taken up under the Open Offer. This will guarantee that £30,029,368 will be available to the Group.

23. RECONCILIATION OF MOVEMENTS IN RESERVES

			PROFIT & LOSS ACCOUNT
	MERGER RESERVE	SHARE PREMIUM ACCOUNT
			AT LLOYD'S	CORPORATE	TOTAL
	£	£	£	£	£
Group
At 1 January 2001	(4,308,102)	28,802,402	(4,327,224)	2,029,866	22,196,942
Retained loss for the year	—	—	(46,455,572)	(2,520,115)	(48,975,687)
Transfer of loss due to Lloyd's	—	—	3,343,851	(3,343,851)	—

At 31 December 2001	(4,308,102)	28,802,402	(47,438,945)	(3,834,100)	(26,778,745)

		PROFIT & LOSS ACCOUNT
	SHARE PREMIUM ACCOUNT	AT LLOYD'S	CORPORATE	TOTAL
	£	£	£	£
Company
At 1 January 2001	27,553,146	—	1,020,383	28,573,529
Retained loss for the year	—	—	(49,812,437)	(49,812,437)

At 31 December 2001	27,553,146	—	(48,792,054)	(21,238,908)

24. OTHER RESERVES

	2001	2000
	£	£
Merger Reserve at 31 December	(4,308,102)	(4,308,102)

        The merger reserve arises through the consolidation of B F Caudle Agencies Limited.

25. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

	2001			2000
	AT LLOYD'S	CORPORATE	TOTAL	AT LLOYD'S	CORPORATE	TOTAL
	£	£	£	£	£	£
Group
Profit/(loss) for the year	(46,455,572)	(2,520,115)	(48,975,687)	1,116,620	(126,431)	990,189
(Transfer of loss)/Distribution due to/from Lloyd's	3,343,851	(3,343,851)	—	(1,558,884)	1,558,884	—
New share capital subscribed	—	—	—	—	13,620,001	13,620,001

Net addition to shareholders' funds	(43,111,721)	(5,863,966)	(48,975,687)	(442,264)	15,052,454	14,610,190
Opening shareholders' funds	(4,327,224)	37,840,247	33,513,023	(3,884,960)	22,787,793	18,902,833

Closing shareholders' funds	(47,438,945)	31,976,281	(15,462,664)	(4,327,224)	37,840,247	33,513,023

	2001	2000
	£	£
Company
Profit / (loss) for the year	(49,812,437)	406,286
New share capital subscribed	—	13,620,001

Net addition to shareholders' funds	(49,812,437)	14,026,287
Opening shareholders' funds	39,889,610	25,863,323

Closing shareholders' funds	(9,922,827)	39,889,610

26. OTHER TECHNICAL PROVISIONS

Unexpired risks provision	51,491,474	13,675,713
Underwriting indemnity (see note 6)	(114,526,048)	(35,962,732)

	(63,034,574)	(22,287,019)

27. PROVISION FOR OTHER LIABILITIES AND CHARGES

	PROVISION & FULL POTENTIAL LIABILITY
	AT 1 JANUARY 2001	PROFIT & LOSS CHARGE/(CREDIT)	UTILISATION IN YEAR	AT 31 DECEMBER 2001
	£	£	£	£
Group
Deferred taxation on underwriting profits
Underwriting year of account:
1998	67,836	—	—	67,836
1998—acquired on acquisition	30,000	—	—	30,000
1999	(434,231)	366,395	—	(67,836)
2000	366,395	(366,395)	—	—

	30,000	—	—	30,000
Deferred tax on corporate profits	—	20,000	—	20,000
Provision for other taxes	188,167	—	147,695	40,472

	218,167	20,000	147,695	90,472

Company

        At 31 December 2001 the Company made a provision of £43,542,907 in respect of the estimated underwriting losses of its subsidiary Advent Capital PLC which the Company is expected to fund.

28. CREDITORS

	ASSETS AND LIABILITIES AT LLOYD'S	CORPORATE	2001 TOTAL	2000 TOTAL
	£	£	£	£
Group
Due within one year
Arising out of direct insurance	65,731	—	65,731	32,006
Arising out of reinsurance operations	28,964,840	—	28,964,840	71,803,667
Other creditors	47,767,673	1,186,522	48,954,195	21,569,671
Corporation Tax	—	133,388	133,388	450,479
Other taxes	—	106,808	106,808	87,320
Obligations under finance leases	—	—	—	7,386

	76,798,244	1,426,718	78,224,962	93,950,529
Due after one year
Obligations under finance leases	—	—	—	16,062

	76,798,244	1,426,718	78,224,962	93,966,591

Company
Amount owed to Group Undertaking			—	8,966
Corporation Tax			56,572	121,572
Other Taxes			30,614	29,117
Other creditors			811,349	365,237
Accruals			297,388	65,488

			1,195,923	590,380

29. FIXED ASSETS—INVESTMENTS

	SUBSIDIARY UNDERTAKING	QUASI SUBSIDIARY UNDERTAKING	TOTAL
	£	£	£
Company Cost
At 1 January 2001	426,250	7,405,991	7,832,241
Addition	—	7,000,000	7,000,000
Amount written off	(426,250)	—	(426,250)

At 31 December 2001	—	14,405,991	14,405,991

        The Company has one wholly owned subsidiary, Advent Capital PLC, which is registered in England and Wales. Its principal business activity is writing insurance business as a Corporate Name at Lloyd's.

QUASI SUBSIDIARY

        The Company owns 100% of the non-voting "B" shares of Advent (Strategic Investments) Limited, which is registered in England and Wales.

        The £7 million addition relates to an amount recoverable under the indemnity received on the acquisition of the Lonestar Group. This amount had been deducted from the cost of the investment in Advent (Strategic Investments) Limited in 2000. During the year the amount received was transferred to Advent (Strategic Investments) Limited which holds the investment in Lonestar.

        Advent (Strategic Investments) Limited acts as an investment company owning shares in the following companies:

COMPANY	SHAREHOLDING		NATURE OF BUSINESS	COUNTRY OF REGISTRATION
B F Caudle Agencies Limited	100% (2000: 100%	)	Lloyd's Managing Agent	England & Wales
Lonestar Capital	100% (2000: 100%	)	Intermediate Holding Company	England & Wales
Advent Group Services Limited	100% (2000: n/a	)	Service Company	England & Wales

        Advent Group Services Limited was incorporated on 17 May 2001. Lonestar Capital owns 100% (2000: 100%) of the shares in Sealdrive Limited, an intermediate holding company registered in England & Wales.

        Sealdrive Limited owns shares in the following companies:

COMPANY	SHAREHOLDING		NATURE OF BUSINESS	COUNTRY OF REGISTRATION
Kingsmead Underwriting Agency Limited	100% (2000: 100%	)	Lloyd's Managing Agent	England & Wales
Heraldglen Limited	100% (2000: 100%	)	Lloyd's Corporate Name	England & Wales

        Advent (Strategic Investments) Limited is considered to be a quasi-subsidiary of Advent Capital (Holdings) PLC under the terms of Financial Reporting Standard number 5 (Reporting the Substance of Transactions). The assets and liabilities of the Company and its subsidiaries are consolidated in the Group accounts using acquisition accounting except for B F Caudle Agencies Limited which is accounted for using merger accounting.

        Consolidated in the Group accounts are the following amounts (net of consolidation adjustments) in respect of Advent (Strategic Investments) Limited and its subsidiaries.

	2001	2000
	£	£
Profit and Loss Account
Investment income	123,975	63,112
Other income	1,033,286	783,273
Operating expenses	(1,747,840)	(807,033)

Profit/(Loss) before taxation	(590,579)	39,352
Taxation	(43,297)	(75,080)

Loss for the period	(633,876)	(35,728)

        There are no recognised gains or losses other than the profits stated above.

	2001	2000
	£	£
Balance Sheet
Tangible fixed assets	217,377	68,524
Investments	53,152,054	55,095,305
Debtors	73,973,439	124,282,275
Prepayments and accrued income	16,623,874	16,127,363
Cash	10,303,143	13,498,439
Provision for other charges	(60,472)	(218,167)
Net technical provisions	(91,798,806)	(108,294,547)
Creditors	(56,947,969)	(103,294,547)
Accruals and deferred income	(5,421,658)	(4,553,167)

30. RECONCILIATION OF PROFIT/(LOSS) BEFORE TAX TO NET CASH INFLOW FROM OPERATING ACTIVITIES

Profit/(Loss) before tax	(48,872,390)	1,549,138
Investment income	(1,169,030)	(1,360,030)
Depreciation	223,617	25,792
Loss on disposal of fixed assets	22,651	—
Amortisation	864,418	223,313
Increase in net technical provisions	80,506,691	14,942,335
Decrease / (Increase) in debtors and prepayments	3,720,533	(2,267,220)
(Decrease) / Increase in creditors and accruals	(11,355,423)	1,159,073
(Decrease) / Increase in other provisions	(127,695)	188,167

	23,813,372	14,460,568

31. MOVEMENT IN NET FUNDS DURING THE YEAR

(Decrease) / Increase in net funds in the year	(14,048,451)	24,112,054
Net funds at 1 January	53,087,375	28,975,321

Net funds at 31 December	39,038,924	53,087,375

32. ANALYSIS OF NET FUNDS

	AT 1 JANUARY 2001	CASH FLOW	AT 31 DECEMBER 2001
	£	£	£
Cash at bank and in hand—corporate	24,943,415	(442,884)	24,500,531
Cash at bank and in hand—at Lloyd's	22,173,880	(14,850,173)	7,323,707
Overseas deposits—at Lloyd's	5,970,080	1,244,606	7,214,686

	53,087,375	(14,048,451)	39,038,924

33. DIFFERENCES BETWEEN ADVENT CAPITAL ACCOUNTING PRINCIPLES AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

        The accounting policies, under which the Group Accounts are prepared, conform with the Companies Act 1985, and with the ABI SORP ("Advent Group Accounting Principles"), which differ in certain respects from generally accepted accounting principles in the United States ("U.S. GAAP"). Differences which have a significant effect on consolidated net income and shareholders' equity are as follows:

ACQUISITION ACCOUNTING

        On 23 November 1999, the Company acquired the remaining 75% of the equity shares of B F Caudle Agencies Limited ("B F Caudle"). The acquisition was accounted for using merger accounting in accordance with Financial Reporting Standard number 6 (FRS 6), and an arising merger reserve of £4,308,102 was recorded by the Company in shareholders' equity. In addition, under FRS 6, legal and professional fees incurred in connection with the acquisition of £521,996 were not included in the fair value of assets and liabilities acquired, but were instead included in post acquisition costs and were charged to the Group Profit and Loss Account in 1999. Under U.S. GAAP, this acquisition transaction is accounted for as a purchase in accordance with the Accounting Principles Board Opinion No. 16, "Business Combinations."

PENSIONS AND OTHER POST RETIREMENT BENEFITS

        The Kingsmead Underwriting Agency Limited Defined Benefit Pension Scheme ("KUAL Fund") had a deficit of £3,340,000 at 31 December 2001 which was disclosed but not recognized by the Group in 2001. Under U.S. GAAP, such deficit is recorded as a liability of the Group at 31 December 2001.

TAXATION

        Deferred taxation is provided by the Group on all temporary differences, except that no deferred tax asset is recognized by the Group on loss on ordinary activities in 2001. Under U.S. GAAP, deferred tax assets are subject to a valuation allowance if it is more likely than not that they will not be realized.

        The following is a summary of the significant adjustments to profit (loss) and shareholders' equity (deficit) which would be required if U.S. GAAP had been applied instead of applying Advent Group Accounting Principles.

	2001	2000
	£	£
Group Profit and Loss Account
(Loss)/Profit on Ordinary Activities after Taxation	(48,975,687)	990,189
Significant adjustments:
Increase:
Deferred tax benefit on loss on ordinary activities	14,661,717
Decrease:
Amortization expense of goodwill on B. F. Caudle acquisition	(322,007)	(322,007)
Recognition of pension fund deficit in existence as of 31.12.01, net of tax	(2,338,000)

Net (loss) income as adjusted in accordance with U.S. GAAP	(36,973,977)	668,182

At 31 December	2001	2000
	£	£
Group Shareholders' Funds
Shareholders' funds as reported in the Group balance sheet	(15,462,664)	33,513,023
Significant adjustments:
Increase:
Merger reserve recorded and group reorganization costs incurred in connection with the B. F. Caudle acquisition accounted for as goodwill	4,673,499	4,673,499
Deferred tax assets	16,074,408	1,412,691
Decrease:
Accumulated amortization on B. F. Caudle acquisition goodwill	(670,847)	(348,840)
Recognition of pension fund deficit in existence as of 31.12.01, net of tax	(2,338,000)

Shareholders' equity as adjusted in accordance with U.S. GAAP	2,276,396	39,250,373

CONSOLIDATED CASH FLOW STATEMENT

        The consolidated statement of cash flows prepared under Advent Group Accounting Principles present substantially the same information as those required under U.S. GAAP. These statements differ, however, with regard to classification of certain items.

        Under Advent Group Accounting Principles, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, investing activities and management of liquid resources and financing. U.S. GAAP, however, requires only three categories of cash flow activity to be reported: operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under Advent Group Accounting Principles, would be included as operating activities under U.S. GAAP. Net movement in portfolio investments shown under Advent Group Accounting Principles, would be included as investing activities under U.S. GAAP.

        The categories of cash flow activity under U.S. GAAP can be summarized as follows:

	2001	2000
	£	£
Group Cash Flow Statement
Net Cash Inflow from Operating Activities	23,813,372	14,460,568
Increase:
Interest received	1,169,030	1,359,788
Decrease:
Corporation Tax paid	(500,597)	(1,191,828)

Cash flow provided by operating activities in accordance with U.S. GAAP	24,481,805	14,628,528

Net Cash (Outflow)/Inflow from Investing Activities	(1,037,573)	12,466,863
Decrease:
Net movement in syndicates' portfolio Investments	(37,492,683)	(2,983,337)

Cash flow (used in) provided by investing activities in accordance with U.S. GAAP	(38,530,256)	9,483,526

Net (Decrease) Increase in cash	(14,048,451)	24,112,054
Cash at beginning of year	53,087,375	28,975,321

Cash at end of year	39,038,924	53,087,375

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  Exhibit 99.1
ADVENT CAPITAL (HOLDINGS) PLC
GROUP FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2001 AND REPORT OF INDEPENDENT AUDITOR THEREON
  [LITTLEJOHN FRAZER CHARTERED ACCOUNTANTS LETTERHEAD]
  AUDITOR'S REPORT TO THE DIRECTORS OF ADVENT CAPITAL (HOLDINGS) PLC
  GROUP PROFIT AND LOSS ACCOUNT GROUP GENERAL BUSINESS TECHNICAL ACCOUNT Year ended 31 December 2001
  GROUP PROFIT AND LOSS ACCOUNT GROUP NON TECHNICAL ACCOUNT Year ended 31 December 2001
  GROUP BALANCE SHEET At 31 December 2001
  COMPANY BALANCE SHEET At 31 December 2001
  GROUP CASHFLOW STATEMENT Year ended 31 December 2001
  ADVENT CAPITAL (HOLDINGS) PLC
  STATEMENT OF DIRECTORS' RESPONSIBILITIES AND ACCOUNTING POLICIES
  NOTES TO THE ACCOUNTS